Exhibit 99.1

Ticker: EGBN www.EagleBankCorp.com Investor Presentation November 2017

1 Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty . For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10 - K and other periodic and current reports filed with the SEC . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on any such forward - looking statements . The Company’s past results are not necessarily indicative of future performance . The Company does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law . This presentation was delivered digitally . The Company makes no representation that subsequent to delivery of the presentation it was not altered . For the most current, accurate information, please refer to www . eaglebankcorp . com and go to the Investor Relations tab . For further information on the Company please contact : Michael T . Flynn 240 - 497 - 2040 mflynn@eaglebankcorp . com

2 Company Overview ▪ Eagle Bancorp, Inc. is a growth - oriented community bank headquartered in Bethesda, Maryland ▪ Focused on the Washington, DC metropolitan area, with 21 branches ▪ Commercially - oriented business model with deep relationships of loans, core deposits and related products ▪ #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area ▪ Largest market capitalization of any community bank based in the Washington, DC metropolitan area ▪ L argest and most profitable bank headquartered and operating in the state of Maryland

3 Investment Highlights ▪ Focused on Profitability and Balanced Financial Performance ▪ Strong Net Interest Margin = 4.14% ▪ Clean Asset Quality: NPAs/Assets = 0.24% ▪ Low Charge - Off History: NCOs/Average Loans = 0.00% ▪ Driven by Long - Term, Deep Customer Relationships ▪ Demonstrated Consistent Organic Growth ▪ Strategic Geographic Market Positioning ▪ Dedicated Board Focused on Vision ▪ Proven Ability to Evaluate and Execute Acquisitions NOTE: Financial data at or for the quarter ended September 30, 2017.

Experienced Senior Management Team 4 Years Years in with Name Title/Function Banking EGBN Ronald D. Paul Chairman, President & CEO 30 19 Susan G. Riel Sr. EVP & COO - EagleBank, EVP Eagle Bancorp 41 19 Charles D. Levingston EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 17 6 Laurence E. Bensignor EVP & General Counsel - Eagle Bancorp & EagleBank 7 7 Antonio F. Marquez EVP & Chief Real Estate Lending Officer 32 6 Lindsey S. Rheaume EVP & Chief C&I Lending Officer 32 3 Janice L. Williams EVP & Chief Credit Officer 23 14

5 Summary Statistics NOTE: Data at September 30, 2017 unless otherwise noted. (1) Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 34. Total Assets: $7.4 billion Total Loans: $6.1 billion Total Deposits: $5.9 billion Tangible Common Equity: $826.8 million (1) Tangible Book Value per Common Share: $24.19 (1) Shares Outstanding (at close October 31, 2017): 34,178,014 Market Capitalization (at close October 31, 2017): $2.28 billion Insider Ownership: 10.1% Institutional Ownership: 68% Member of Russell 2000 Yes

EagleBank Branch Locations Montgomery County Prince George’s County Fairfax County Loudoun County Washington, DC N I - 270 I - 95 I - 495 US 50 I - 95 I - 495 I - 66 I - 495 Branch System Virginia 9 Maryland 7 Washington, DC 5 Total 21 NOTE: Branch total as of September 30, 2017. Arlington Alexandria 6

Deposit Market Share

(Dollar values in thousands)

Washington, DC Metropolitan Area							
Rank	Local Community Banks	Company Name	Branches	June 30, 2016 Balance	June 30, 2017 Balance	Annual Growth	2017 Market Share
1		Bank of America Corp.	153	30,275,134	31,960,708	5.6%	16.1%
2		Wells Fargo & Co.	163	31,872,851	31,634,621	-0.7%	15.9%
3		Capital One Financial Corp.	136	25,654,173	27,715,433	8.0%	13.9%
4		SunTrust Banks Inc.	156	18,602,750	19,627,554	5.5%	9.9%
5		BB&T Corp.	183	13,470,334	13,923,629	3.4%	7.0%
6		PNC Financial Services Group Inc.	181	12,496,495	13,684,214	9.5%	6.9%
7		United Bankshares Inc.	70	5,386,027	8,587,160	59.4%	4.3%
8		Citigroup Inc.	34	7,911,000	8,115,000	2.6%	4.1%
9	1	**Eagle Bancorp Inc.**	**21**	**5,404,317**	**5,953,269**	10.2%	3.0%
10		M&T Bank Corp	77	4,241,489	4,433,787	4.5%	2.2%
11		Toronto-Dominion Bank	48	3,164,248	3,952,541	24.9%	2.0%
12	2	* Sandy Spring Bancorp Inc.	34	2,741,591	3,006,830	9.7%	1.5%
13	3	Burke & Herbert Bank & Trust Co.	25	2,262,071	2,342,964	3.6%	1.2%
14		HSBC Holdings Plc	12	2,289,874	2,334,734	2.0%	1.2%
15	4	Access National Bank	16	1,054,862	2,147,518	103.6%	1.1%
16	5	* WashingtonFirst Bankshares Inc.	19	1,563,287	1,750,497	12.0%	0.9%
17	6	Revere Bank	8	802,715	1,385,487	72.6%	0.7%
18		Union Bank & Trust	18	1,190,392	1,379,334	15.9%	0.7%
19	7	* Old Line Bank	14	961,395	1,068,276	11.1%	0.5%
20	8	John Marshall Bank	6	762,331	879,000	15.3%	0.4%
21	9	Capital Bank	3	718,690	865,655	20.4%	0.4%
22	10	First Virginia Community Bank	6	678,504	857,408	26.4%	0.4%
23	11	Community Bank of the Chesapeake	9	723,726	817,956	13.0%	0.4%
24	12	Congressional Bank	6	677,495	750,723	10.8%	0.4%
25	13	The Fauqier Bank	11	540,897	572,199	5.8%	0.3%
		All Other Market Participants	184	13,033,151	8,973,375	-31.1%	4.5%
		Market Total	1,593	188,479,799	198,719,872	5.4%	100.0%

78.1% (ranks 1–8)

NOTE: Washington, D.C. Metro Area as defined in FDIC Summary of Deposits Report. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area. * Merger Pending.
SOURCE: FDIC, as of June 30, 2016 and June 30, 2017.

7

Performance Statistics NOTE: (1) Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $10 billion. (2) Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 34. * Impact of July 2016 Sub - Debt raise in 2016Y was (9bps) and Q1 2017 was (16bps) . 8 Peer Group (1) Key Ratios (at or for the period ended) 2013Y 2014Y 2015Y 2016Y 2017Q1 2017Q2 2017Q3 2017Q2 ■ Net Interest Margin 4.30% 4.44% 4.33% 4.16%* 4.14%* 4.16% 4.14% 3.48% ■ Efficiency Ratio 49.90% 50.67% 42.49% 40.29% 40.06% 39.10% 37.49% 62.01% ■ NPAs + 90 Days Past Due/Total Assets 0.90% 0.68% 0.31% 0.30% 0.22% 0.26% 0.24% 0.58% ■ Allowance Loan Losses/Gross Loans 1.39% 1.07% 1.05% 1.04% 1.03% 1.02% 1.03% 0.99% ■ Reserve/NPLs (Coverage Ratio) 165.66% 205.30% 397.95% 330.49% 416.91% 356.00% 379.11% 231.61% ■ Net Charge-Offs to Average Loans (annualized) 0.23% 0.17% 0.17% 0.09% 0.04% 0.02% 0.00% 0.07% ■ Tangible Common Equity/Tangible Assets (2) 8.86% 8.54% 10.56% 10.84% 10.97% 11.15% 11.35% N/A ■ Tier 1 Leverage Ratio 10.93% 10.69% 10.90% 10.72% 11.51% 11.61% 11.78% 10.02% ■ Return on Average Assets 1.37% 1.31% 1.49% 1.52% 1.62% 1.60% 1.66% 1.04% ■ Return on Average Common Equity 14.60% 13.50% 12.32% 12.27% 12.74% 12.51% 12.86% 6.62% ■ Earnings Per Share (Diluted) $1.76 $1.95 $2.50 $2.86 $0.79 $0.81 $0.87 N/A EGBN

$0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 Millions of Dollars 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 Total Assets Consistent Balance Sheet Growth NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. 9

$8,000 $9,000 $10,000 $11,000 $12,000 $13,000 $14,000 $15,000 $16,000 $17,000 $18,000 $19,000 $20,000 $21,000 $22,000 $23,000 $24,000 $25,000 $26,000 $27,000 $28,000 $29,000 $30,000 Thousands of Dollars 12Q3 12Q4 13Q1 13Q2 13Q3 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 Net Income Available to Common SBLF Dividend Consistent Net Income Growth $29,874 10 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014.

4.32% 4.30% 4.44% 4.33% 4.16% 4.14% 4.16% 4.14% 3.59% 3.56% 3.58% 3.49% 3.48% 3.43% 3.48% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2012Y 2013Y 2014Y 2015Y 2016Y 2017Q1 2017Q2 2017Q3 EGBN Peer Group Net Interest Margin NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion . Virginia Heritage Bank acquisition closed on October 31, 2014 . * Impact of July 2016 Sub - Debt raise in 2016 was (9bps), Q1 2017 was (16bps). 11 * *

0.49% 0.37% 0.33% 0.36% 0.44% 0.56% 0.57% 0.60% 0.68% 0.52% 0.45% 0.42% 0.44% 0.47% 0.49% 0.00% 0.25% 0.50% 0.75% Cost of Funds EGBN Peer Group 4.81% 4.67% 4.77% 4.69% 4.60% 4.70% 4.73% 4.74% 4.35% 4.13% 4.06% 3.93% 3.93% 3.91% 3.96% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2012Y 2013Y 2014Y 2015Y 2016Y 2017Q1 2017Q2 2017Q3 Yield on Average Earning Assets EGBN Peer Group Yields and Cost of Funds NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014 . * Impact of July 2016 Sub - Debt Raise in 2016 was (5bps), Q1 2017 was (9bps) to Yield on Average Earnings Assets. The Sub - Deb t raise impact on Cost of Funds in 2016 was 4 bps, Q1 2017 was 7bps. 12 * * * * 5.68% 5.51% 5.37% 5.24% 5.11% 5.13% 5.14% 5.19% 5.32% 4.96% 4.72% 4.48% 4.41% 4.35% 4.41% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2012Y 2013Y 2014Y 2015Y 2016Y 2017Q1 2017Q2 2017Q3 Yield on Loans EGBN Peer Group

$1.95 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2012Y 2013Y 2014Y 2015Y 2016Y 2017Q1 2017Q2 2017Q3 EPS (Reported) EPS (Operating) Earnings per Share $2.50 13 $2.08 $1.76 $1.46 NOTE: There was a 10% stock dividend paid on the common stock on June 14, 2013. Virginia Heritage Bank acquisition closed on October 31, 2014. EPS (Operating) for 2014 is net of merger related expenses; Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 34. $2.86 $0.79 $0.81 $0.87

$11.47 $12.89 $14.56 $18.83 $21.61 $22.45 $23.28 $24.19 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2012Y 2013Y 2014Y 2015Y 2016Y 2017Q1 2017Q2 2017Q3 Tangible Book Value per Share NOTE: Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 34. Virginia Heritage Bank acquisition closed on October 31, 2014 . 14

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 Revenue ($000s) Non-Int Expense ($000s) Consistent Increases in Operating Leverage NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 34. Virginia Heritage Bank acquisition closed on October 31, 2014 . Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses. 15

Consistently Improving Efficiency Ratio Note: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $ 10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014 . P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 34. 16 51% 50% 51% 42% 40% 40% 39% 37% 67% 69% 68% 65% 64% 62% 62% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2012Y 2013Y 2014Y 2015Y 2016Y 2017Q1 2017Q2 2017Q3 EGBN Peer Group

Moderate Interest Rate Risk Position

(Dollar value in thousands) Interest Rate Indicators and Trends	2012Y	2013Y	2014Y	2015Y	2016Y	2017Q1	2017Q2	**2017Q3**
Repricing Duration of Assets and Liabilities (months)								
Investments	45	50	49	47	43	40	38	**40**
Loans	25	26	27	25	23	22	21	**22**
Deposits	38	32	34	32	27	27	26	**20**
Borrowings	17	16	30	40	64	47	40	**29**
Economic Value of Assets and Liabilities								
Book Value of Portfolio Loans	$ 2,493,095	$ 2,945,158	$ 4,312,399	$ 4,998,368	$ 5,618,820	$ 5,827,264	$ 5,991,232	**$ 6,130,063**
Economic Value of Portfolio Loans	$ 2,515,409	$ 2,979,180	$ 4,314,618	$ 5,000,717	$ 5,624,085	$ 5,831,920	$ 6,000,387	**$ 6,155,087**
Premium (Discount) in Loans	0.9%	1.2%	0.1%	0.0%	0.1%	0.1%	0.2%	**0.4%**
Book Value of Deposits	$ 2,897,222	$ 3,225,413	$ 4,310,768	$ 5,158,445	$ 5,717,837	$ 5,789,489	$ 5,867,697	**$ 5,916,506**
Economic Value of Deposits	$ 2,706,461	$ 3,148,113	$ 4,197,226	$ 5,002,426	$ 5,548,300	$ 5,611,329	$ 5,658,080	**$ 5,764,823**
Premium (Discount) in Deposits	-6.6%	-2.4%	-2.6%	-3.0%	-3.0%	-3.1%	-3.6%	**-2.6%**
Book Value of Equity	$ 349,976	$ 393,864	$ 620,761	$ 738,602	$ 842,799	$ 879,844	$ 908,590	**$ 933,982**
Economic Value of Equity	$ 445,637	$ 504,253	$ 734,935	$ 896,974	$ 1,030,450	$ 1,074,515	$ 1,135,746	**$ 1,089,331**
Equity Premium Percentage	27.3%	28.0%	18.4%	21.4%	22.3%	22.1%	25.0%	**16.6%**
Interest Rate Shock Analysis								
SHORT TERM EFFECTS (dollars in thousands)								
Net Interest Income - Flat balance Sheet	$ 131,479	$ 146,422	$ 202,091	$ 250,826	$ 270,909	$ 276,749	$ 282,164	**$ 283,574**
Net Interest Income - + 100 basis point shock	$ 131,164	$ 143,418	$ 197,675	$ 250,113	$ 276,988	$ 288,452	$ 297,891	**$ 298,113**
Percentage Change	-0.2%	-2.1%	-2.2%	-0.3%	2.2%	4.2%	5.6%	**5.1%**
Net Interest Income - + 200 basis point shock	$ 134,029	$ 144,773	$ 199,613	$ 257,705	$ 289,966	$ 304,637	$ 315,859	**$ 313,806**
Percentage Change	1.9%	-1.1%	-1.2%	2.7%	7.0%	10.1%	11.9%	**10.7%**
Net Interest Income - + 300 basis point shock	$ 139,317	$ 148,470	$ 203,701	$ 266,070	$ 303,319	$ 321,078	$ 333,973	**$ 329,495**
Percentage Change	6.0%	1.4%	0.8%	6.1%	12.0%	16.0%	18.4%	**16.2%**
Net Interest Income - + 400 basis point shock	$ 144,830	$ 152,069	$ 207,441	$ 274,468	$ 316,719	$ 337,624	$ 352,067	**$ 345,338**
Percentage Change	10.2%	3.9%	2.6%	9.4%	16.9%	22.0%	24.8%	**21.8%**
Net Interest Income - - 100 basis point shock	$ 130,826	$ 141,639	$ 200,680	$ 244,895	$ 264,079	$ 266,342	$ 272,332	**$ 267,907**
Percentage Change	-0.5%	-3.3%	-0.7%	-2.4%	-2.5%	-3.8%	-3.5%	**-5.5%**
Net Interest Income - - 200 basis point shock	$ 129,851	$ 137,192	$ 196,217	$ 241,220	$ 256,318	$ 258,145	$ 262,636	**$ 244,534**
Percentage Change	-1.2%	-6.3%	-2.9%	-3.8%	-5.4%	-6.7%	-6.9%	**-13.8%**

- Both assets and liabilities remain short with repricing durations at 22 months on loans and 20 months on deposits
- A 100 bps shock increase would increase Net Interest Income by about $14.5 million or 5.1% on a **static** balance sheet over a 12 month period

Note: Virginia Heritage Bank acquisition closed on October 31, 2014.

17

(1) Core deposits include CDAR’s and ICS reciprocal deposits.  Commercial focus drives growth of Noninterest Bearing Demand accounts  Wholesale Deposits used to enhance favorable cost of funds, not a strategy to replace growth in core deposits Deposit Composition and Growth 18 (Dollar Values in Thousands) Annual Growth Rate Deposit Type % of % of % of Balance Total Balance Total Balance Total % Noninterest Bearing 1,668,271$ 30.0% 1,775,684$ 31.1% 1,843,157$ 31.2% 10.5% Interest Bearing Transaction 297,973 5.4% 289,122 5.1% 429,247 7.3% 44.1% Core Savings & Money Market (1) 2,390,367 43.0% 2,484,621 43.4% 2,353,946 39.7% (1.5%) Core CD's (1) 516,946 9.3% 537,703 9.4% 555,387 9.4% 7.4% Wholesale Money Market 412,151 7.4% 417,938 7.3% 464,925 7.9% 12.8% Wholesale CD's 272,441 4.9% 211,046 3.7% 267,290 4.5% (1.9%) Total Deposits 5,558,149$ 100% 5,716,114$ 100% 5,913,952$ 100% 6.4% As of December 31, 2016 As of September 30, 2017As of September 30, 2016

Balanced Loan and Deposit Growth 19 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 $7.0 $ in Billions Total Loans Total Deposits

Detail of Loan Portfolio

(Dollar Value in Thousands)

County	C&I	Owner Occupied CRE	Income Producing CRE	CRE Bridge Financing	Owner Occupied Const.	CRE Construction	Land	Residential Mortgage	Consumer	TOTAL	% of Total
Maryland											
Montgomery	$ 315,912	$108,466	$ 249,933	$188,012	$ 12,925	$ 121,374	$ 3,111	$ 21,495	$ 59,489	$1,080,717	17.8%
Prince George's	94,105	120,996	107,952	23,817	20,066	65,384	10,288	620	2,061	445,289	7.3%
Baltimore	35,122	15,580	84,978	78,335	16,189	5,695	-	-	468	236,367	3.9%
Anne Arundel	9,746	24,787	34,668	738	-	35	2,170	1,835	1,369	75,348	1.2%
Frederick	6,011	788	66,430	6,547	-	-	3,662	766	441	84,645	1.4%
Howard	22,498	3,530	31,785	7,461	-	516	4,627	777	2,418	73,612	1.2%
Eastern Shore	3,270	10,064	66,404	-	-	-	-	2,073	203	82,014	1.3%
Charles	180	20,496	5,719	-	-	-	-	463	29	26,887	0.4%
Other MD	5,192	12,388	20,931	-	-	6,739	4,491	-	613	50,354	0.8%
Washington DC	319,683	207,434	662,616	461,627	4,648	406,521	7,716	44,680	14,806	2,129,731	35.1%
Virginia											
Fairfax	166,881	58,409	222,450	76,319	-	90,057	12,039	11,742	15,185	653,082	10.7%
Loudoun	31,764	50,306	41,227	18,137	-	55,465	997	1,248	3,464	202,608	3.3%
Arlington	65,040	940	76,913	13,731	-	28,583	3,865	1,014	2,257	192,343	3.2%
Alexandria	36,549	20,665	37,159	38,460	-	28,586	1,118	2,736	2,186	167,459	2.8%
Prince William	5,878	35,927	77,643	5,253	-	20,276	7,280	322	1,740	154,319	2.5%
Fauquier	1,516	3,772	7,568	-	-	2,764	-	-	281	15,901	0.3%
Other VA	17,400	42,025	97,473	25,970	2,000	1,402	3,394	357	869	190,890	3.1%
Other USA	107,437	13,007	49,219	13,473	-	-	17,338	19,332	2,832	222,638	3.7%
Total	$1,244,184	$749,580	$1,941,068	$957,880	$55,828	$833,397	$82,096	$109,460	$110,711	$6,084,204	100.0%
% of Total	20.4%	12.3%	32.1%	15.7%	0.9%	13.7%	1.3%	1.8%	1.8%	100.0%	

- Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County
- Held for Sale residential mortgages not included

NOTE: Data as of September 30, 2017

20

Credit Quality Trends 21 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2012Y 2013Y 2014Y 2015Y 2016Y 2017Q1 2017Q2 2017Q3 Nonperforming Assets: Accruing Loans 90 or More Days Past Due -$ -$ -$ -$ -$ -$ -$ -$ Nonaccrual 30,684 24,702 22,443 13,239 17,875 14,355 17,148 16,609 Total Nonperforming Loans (NPLs) 30,684$ 24,702$ 22,443$ 13,239$ 17,875$ 14,355$ 17,148$ 16,609$ Other Real Estate Owned (OREO) 5,299 9,225 13,224 5,852 2,694 1,394 1,394 1,394 Total Nonperforming Assets 35,983$ 33,927$ 35,667$ 19,091$ 20,569$ 15,749$ 18,542$ 18,003$ Performing Restructured Loans (TDRs) 15,313 7,944 13,502 11,836 7,924 7,901 12,672 12,293 NPAs/Assets 1.06% 0.90% 0.68% 0.31% 0.30% 0.22% 0.26% 0.24% NPAs+TDRs/Assets 1.50% 1.11% 0.94% 0.51% 0.41% 0.33% 0.43% 0.41% Reserves 37,492$ 40,921$ 46,075$ 52,687$ 59,073$ 59,848$ 61,047$ 62,967$ Reserves/Loans 1.50% 1.39% 1.07% 1.05% 1.04% 1.03% 1.02% 1.03% Charge-Offs NCOs/Average Loans 0.37% 0.23% 0.17% 0.17% 0.09% 0.04% 0.02% 0.00%

Consistent Asset Quality Total Loans ($mms) 22 Note: Virginia Heritage Bank acquisition closed on October 31, 2014. Net Charge-Off History for the periods ended June 30, 2017 EGBN EGBN Loan Type 2 Year Avg. 3 Year Avg. Income Producing CRE 0.05% 0.04% Owner Occupied CRE 0.00% 0.04% Construction and Land 0.04% 0.12% Commercial & Industrial 0.27% 0.30% (Dollar Values in Thousands) Loan NPAs/ Average Year Growth Assets Charge-Offs 2012 $436,839 1.06% 0.37% 2013 $452,063 0.90% 0.23% 2014 $1,367,241 0.68% 0.17% 2015 $685,969 0.31% 0.17% 2016 $679,525 0.30% 0.09% 2017 YTD $406,311 0.24% 0.02% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 Sep- 13 Dec- 13 Mar- 14 Jun- 14 Sep- 14 Dec- 14 Mar- 15 Jun- 15 Sep- 15 Dec- 15 Mar- 16 Jun- 16 Sep- 16 Dec- 16 Mar- 17 Jun- 17 Sep- 17 Total Loans ($) NPAs (%) Charge Offs (%)

CRE Risk Management  Executive & Board Level Oversight of Approval Process  Disciplined Underwriting  Proactive Portfolio Management  Quarterly Stress Testing of CRE Portfolio  Quarterly Independent Credit Review  Dedicated Special Assets Team 23

CRE Concentration

(Dollar Values in Thousands)	2008Y*	2009Y	2010Y	2011Y	2012Y	2013Y	2014Y**	2015Y	2016Y	2017Q1	2017Q2	2017Q3
Total CRE Portfolio (excl Own Occ)	$ 709,447	$ 820,442	$ 909,058	$1,147,897	$1,431,984	$1,660,266	$2,453,662	$2,978,550	$3,246,636	$3,347,354	$3,521,902	$3,707,987
CRE/Total Loans	55.81%	58.50%	51.77%	47.63%	57.44%	56.37%	56.78%	59.59%	57.71%	57.76%	59.33%	61.21%
CRE Nonperforming Loans												
NPLs/Total CRE	2.38%	1.76%	1.43%	1.67%	1.40%	0.88%	0.23%	0.22%	0.34%	0.25%	0.27%	0.29%
Peer NPLs/Total CRE (1)	2.94%	4.45%	4.42%	3.52%	2.40%	1.50%	0.86%	0.53%	0.40%	0.39%	0.34%	
Total Net Charge Offs												
NCOs/Total CRE	0.00%	0.07%	0.18%	0.09%	0.18%	0.07%	0.07%	0.06%	0.04%	0.04%	0.11%	0.03%
Peer NCOs/Total CRE (1)	0.57%	1.55%	1.53%	1.10%	0.67%	0.22%	0.06%	0.01%	0.01%	0.00%	0.00%	
CRE Concentration (2)	429.81%	403.06%	401.12%	392.96%	375.05%	377.00%	388.64%	394.40%	319.33%	319.62%	326.97%	333.97%

(1) All peer group and other data is from the FR Y-9C and Bank Holding Company Performance Report. Peer group data is based on the Company's asset size at the time of reporting.
(2) Represents CRE (excluding owner occupied) concentration as a percentage of EGBN consolidated risk-based capital. * F&T Bank acquisition closed on August 30, 2008. ** Virginia Heritage Bank acquisition closed on October 31, 2014.

24

ADC Concentration

(Dollar Values in Thousands)	**2008Y***	**2009Y**	**2010Y**	**2011Y**	**2012Y**	**2013Y**	**2014Y****	**2015Y**	**2016Y**	**2017Q1**	**2017Q2**	**2017Q3**
Total ADC Portfolio	$ 283,041	$ 252,494	$ 327,718	$ 448,470	$ 539,069	$ 628,880	$ 798,241	$ 909,654	$ 976,599	$1,030,415	$1,141,386	$ 1,451,453
ADC/Total Loans	22.27%	18.00%	18.66%	18.61%	21.62%	21.35%	18.47%	18.20%	17.36%	17.78%	19.23%	23.96%
Adjusted ADC Portfolio												$ 1,281,795
ADC Nonperforming Loans												
NPLs/Total ADC	6.28%	6.30%	4.50%	3.89%	3.45%	1.33%	0.51%	0.08%	0.13%	0.19%	0.42%	0.35%
Peer NPLs/Total ADC (1)	5.60%	10.75%	11.24%	8.85%	6.51%	2.91%	1.28%	0.63%	0.35%	0.33%	0.24%	
Total Net Charge Offs												
NCOs/Total ADC	0.16%	0.07%	0.52%	0.28%	0.44%	0.21%	0.26%	-0.02%	0.16%	0.17%	0.05%	0.00%
Peer NCOs/Total ADC (1)	1.30%	3.88%	4.30%	3.09%	2.37%	0.46%	-0.11%	-0.04%	-0.06%	-0.02%	-0.03%	
ADC Concentration (2)	171.48%	124.04%	144.60%	153.52%	141.19%	142.80%	126.44%	120.45%	96.05%	98.39%	105.97%	130.73%
Adjusted ADC Concentration (3)												115.45%

(1) All peer group and other data is from the FR Y-9C and Bank Holding Company Performance Report. Peer group data is based on the Company's asset size at the time of reporting. (2) Represents ADC concentration as a percentage of EGBN consolidated risk-based capital. (3) Adjusted ADC Concentration excludes loans which are income producing and have a U & O permit. * F&T Bank acquisition closed on August 30, 2008. ** Virginia Heritage Bank acquisition closed on October 31, 2014.

25

Capital Strength

(Dollar Values in Thousands)	2012Y	2013Y	2014Y	2015Y	2016Y	2017Q1	2017Q2	2017Q3
Total Assets	$ 3,409,441	$ 3,771,503	$ 5,247,880	$ 6,075,577	$ 6,890,096	$ 7,090,163	$ 7,244,527	$ 7,393,656
Total Common Stockholders' Equity	$ 293,376	$ 337,263	$ 548,859	$ 738,601	$ 842,799	$ 873,042	$ 902,675	$ 933,982
Total Regulatory Capital	$ 381,808	$ 440,332	$ 631,340	$ 755,212	$ 1,016,713	$ 1,046,296	$ 1,077,121	$ 1,110,282
Tier 1 Leverage Ratio	10.44%	10.93%	10.69%	10.90%	10.72%	11.51%	11.61%	11.78%
Tier 1 Risk Based Capital Ratio	10.80%	11.53%	10.39%	10.68%	10.80%	10.97%	11.18%	11.40%
Total Risk Based Capital Ratio	12.20%	13.01%	12.97%	12.75%	14.89%	14.97%	15.13%	15.30%
Common Equity Tier 1 (CETI) Ratio	N/A	N/A	N/A	10.68%	10.80%	10.97%	11.18%	11.40%
Tangible Common Equity Ratio (1)	8.50%	8.86%	8.54%	10.56%	10.84%	10.97%	11.15%	11.35%

- $150 million of 10 Year, 5 Year non-call, 5.00% Subordinated Notes sold in July 2016
- $100 million of Common Equity raised through an underwritten offering in March 2015
- $70 million of 10 Year non-call 5.75% Subordinated Notes sold in August 2014
- $10 million of Common Equity raised through an underwritten offering in October 2012
- $35 million of Common Equity raised through an At the Market Offering during May through October 2012

(1) This constitutes a non-GAAP financial measure. Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 - 34.

26

Key Success Factors  Building and maintaining core relationships o Cross sales o Focus on key customers  Maintenance of strong credit culture o Conservative underwriting criteria and loan policies o Disciplined committee approval and review process o Periodic loan and portfolio stress testing o Proactive identification and resolution of problem c redits  Built and preserved a strong capital position and balance sheet o Nine capital raising events since August 2008 o 35 consecutive quarters of increasing profitability (since January 1, 2009) have consistently bolstered the capital position 27

Key Success Factors (continued)  Disciplined ALCO process  Maintained focus on areas of strength o Concentration on core geographic markets and products  Built the proper infrastructure to support the increased volume of business and regulation  Comprehensive Management and Board level reporting  Human Resources o Recruiting of strong, seasoned bankers with local market knowledge and experience o Well designed, incentive based compensation plans o Stability of staff, low turnover rate 28

EagleBank Growth Strategy  Profitability • Pricing discipline to sustain Net Interest Margin • Diligent expense control to maintain Efficiency Ratio  Maintain Credit Quality • Enhanced monitoring of portfolio • Expanded stress testing  Emphasis on Organic Growth • Only 3.00% deposit market share in DC Metro Area • Significant opportunities to expand relationships, particularly in Northern Virginia • Attract new relationships and develop cross sell opportunities  Improve Growth of Noninterest Income Components of Revenue • SBA guaranteed loans, residential mortgage origination , FHA commercial mortgage origination, treasury management services, insurance 29

Stock Price Performance 1 Year 3 Year 5 Year EGBN 35.6% 85.5% 251.5% NASDAQ Bank Stock Index 29.5% 50.2% 111.5% NASDAQ Stock Market Index 29.6% 45.3% 126.0% S & P 500 Index 21.1% 27.6% 82.4% EGBN Stock Price Performance SOURCE : SNL Financial, Chart and calculations as of close of trading on October 31, 2017 30

Appendices 31

Non - GAAP Reconciliation 32 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2016 March 31, 2017 June 30, 2017 September 30, 2017 Common shareholders' equity 842,799$ 873,042$ 902,675$ 933,982$ Less: Intangible assets (107,419) (107,061) (107,061) (107,150) Tangible common equity 735,380$ 765,981$ 795,614$ 826,832$ Book value per common share 24.77$ 25.59$ 26.42$ 27.33$ Less: Intangible book value per common share (3.16) (3.13) (3.14) (3.14) Tangible book value per common share 21.61$ 22.46$ 23.28$ 24.19$ Total assets 6,890,097$ 7,090,163$ 7,244,527$ 7,393,656$ Less: Intangible assets (107,419) (107,061) (107,061) (107,150) Tangible assets 6,782,678$ 6,983,102$ 7,137,466$ 7,286,506$ Tangible common equity ratio 10.84% 10.97% 11.15% 11.35%

Non - GAAP Reconciliation 33 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2012 December 31, 2013 December 31, 2014 December 31, 2015 December 31, 2016 Common shareholders' equity 293,376$ 337,263$ 548,859$ 738,601$ 842,799$ Less: Intangible assets (3,785) (3,510) (109,908) (108,542) (107,419) Tangible common equity 289,591$ 333,753$ 438,951$ 630,059$ 735,380$ Book value per common share 11.62$ 13.03$ 18.21$ 22.07$ 24.77$ Less: Intangible book value per common share (0.15) (0.14) (3.65) (3.24) (3.16) Tangible book value per common share 11.47$ 12.89$ 14.56$ 18.83$ 21.61$ Total assets 3,409,441$ 3,771,503$ 5,247,880$ 6,076,649$ 6,890,097$ Less: Intangible assets (3,785) (3,510) (109,908) (108,542) (107,419) Tangible assets 3,405,656$ 3,767,993$ 5,137,972$ 5,968,107$ 6,782,678$ Tangible common equity ratio 8.50% 8.86% 8.54% 10.56% 10.84%

Non - GAAP Reconciliation Footnotes 34 (1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non -GAAP financial measures derived from GAAP -based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book va lue per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculati on of capital for bank regulatory purposes, which excludes intangible assets from the c alculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

35 Market Information – Washington, DC MSA  Population 6.2 Million □ 6 th largest market in the U.S.  Employment 3.3 Million □ 83,100 new jobs created in 12 months ended July 2017 □ Employment growth driven by private sector, over 210,000 net new private sector jobs created over last five years □ Unemployment rate of 3.9% vs. US average of 4.3% (July 2017)  Gross Regional Product (GRP) $491 Billion □ 5th largest regional economy in the U.S. □ 16.7% growth in GRP over the last 10 years □ Federal Government Spending is 30.0% of GRP □ Highest median household income of any major U.S. market SOURCE: Greater Washington Board of Trade Regional Report, Bureau of Labor Statistics, Center for Regional Analysis, George Mason University

36 Other 8.9% Non-Local Business 10.6% Associations 2.2% Hospitality 3.6% International 4.9% Other Federal 13.7% Federal Procurement 16.3% Local Business 39.9% Greater Washington Economy NOTE: Other includes Health Care/Education and Media SOURCE: The Wall Street Journal, George Mason University - Center for Regional Analysis, Bureau of Economic Analysis Total Federal Spending = 30% of GRP GRP Contribution by Sub - market Gross Regional Product $491 Billion Suburban Maryland 28.0% District of Columbia 24.0% Northern Virginia 48.0%

Loan Portfolio and Growth 37 (Dollar Values in Thousands) Annual Growth Rate Loan Type Balance % of Total Balance % of Total Balance % of Total % Commercial and Industrial 1,130,042$ 20.6% 1,200,728$ 21.1% 1,244,184$ 20.4% 10.1% Commercial Real Estate: Owner Occupied 590,427 10.8% 640,870 11.3% 749,580 12.3% 27.0% Income Producing 2,551,186 46.5% 2,509,518 44.3% 1,941,068 32.1% (23.9%) CRE Bridge Financing 957,880 15.7% N/A Subtotal 3,141,613$ 57.3% 3,150,388$ 55.6% 3,648,528$ 60.0% 16.1% Construction & Land: Owner Occupied 104,676 1.9% 126,038 2.2% 55,828 0.9% (46.7%) CRE Construction 778,081 14.2% 853,339 15.0% 833,397 13.7% 7.1% Land 60,056 1.1% 79,192 1.4% 82,096 1.3% 36.7% Subtotal 942,813$ 17.2% 1,058,569$ 18.6% 971,321$ 16.0% 3.0% Residential Mortgage 154,439$ 2.8% 152,748$ 2.7% 109,460$ 1.8% (29.1%) Consumer & Other 113,068$ 2.1% 115,460$ 2.0% 110,711$ 1.8% (2.1%) Total Loans 5,481,975$ 100.0% 5,677,893$ 100.0% 6,084,204$ 100.0% 11.0% As of September 30, 2016 As of December 31, 2016 As of September 30, 2017

Geographic Detail - Income Producing CRE

(Dollar Value in Thousands)

County	Hotel	Office/ Condo	Redevel./ Retail	Multi- Family	Mixed Use	Single & 1-4 Family	Industrial	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 14,105	$ 52,840	$ 21,277	$ 18,922	$ 85,272	$ 21,434	$ 10,196	$ 25,887	$ 249,933	12.9%
Prince George's	14,997	25,672	43,999	1,167	2,909	4,211	10,901	4,096	107,952	5.6%
Baltimore	24,424	2,316	5,968	5,806	30,686	3,397	12,241	140	84,978	4.4%
Anne Arundel	9,730	3,140	10,909	-	-	-	-	10,889	34,668	1.8%
Frederick	-	12,452	41,572	-	2,768	1,388	2,385	5,865	66,430	3.4%
Eastern Shore	61,091	2,001	-	-	-	3,312	-	-	66,404	3.4%
Howard	-	4,238	1,857	-	2,519	10,106	10,750	2,315	31,785	1.6%
Charles	-	-	671	-	-	166	-	4,882	5,719	0.3%
Other MD	-	5,651	1,546	-	166	199	12,660	709	20,931	1.1%
Washington DC	202,010	35,309	88,233	179,500	53,665	60,733	-	43,166	662,616	34.1%
Virginia										
Fairfax	-	91,989	39,057	954	492	17,499	585	71,874	222,450	11.5%
Loudoun	-	15,323	13,205	-	-	920	2,673	9,106	41,227	2.1%
Arlington	40,500	27,331	200	265	-	3,026	-	5,591	76,913	4.0%
Alexandria	-	27,310	3,357	-	3,996	2,248	248	-	37,159	1.9%
Prince William	29,231	13,387	18,575	-	-	530	5,128	10,792	77,643	4.0%
Fauquier	-	-	2,033	-	-	500	-	5,035	7,568	0.4%
Other VA	-	59,414	16,902	-	109	2,297	14,445	4,306	97,473	5.0%
Other USA	2,471	9,362	10,212	-	3,179	1,336	1,365	21,294	49,219	2.5%
Total	$398,559	$387,735	$319,573	$206,614	$185,761	$133,302	$83,577	$225,947	$1,941,068	100.0%
% of Total	20.5%	20.0%	16.5%	10.6%	9.6%	6.9%	4.3%	11.6%	100.0%	

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County

NOTE: Data as of September 30, 2017

38

Geographic Detail – Construction

(Dollar Value in Thousands)

County	Single & 1-4 Family	Residential Condo	Mixed Use	Office	Multi-Family	Hotel	Retail	Other	TOTAL	% of Total
Maryland										
Montgomery	$ 54,628	$ 40,530	$ -	$ 11,013	$ -	$ -	$ -	$ 15,203	$ 121,374	14.6%
Prince George's	4,380	-	27,280	-	10,722	-	-	23,002	65,384	7.8%
Baltimore	523	-	-	-	-	-	-	5,172	5,695	0.7%
Anne Arundel	35	-	-	-	-	-	-	-	35	0.0%
Frederick	-	-	-	-	-	-	-	-	-	0.0%
Eastern Shore	-	-	-	-	-	-	-	-		0.0%
Howard	516	-	-	-	-	-	-	-	516	0.1%
Charles	-	-	-	-	-	-	-	-	-	0.0%
Other MD	438	-	1,259	-	5,042	-	-	-	6,739	0.8%
Washington DC	57,498	107,035	72,588	68,937	82,245	9,982	1,154	7,082	406,521	48.8%
Virginia										
Fairfax	35,632	4,793	3,318	44,197	792	-	-	1,325	90,057	10.8%
Loudoun	400	5,571	1,123	-	-	-	-	48,371	55,465	6.7%
Arlington	21,554	7,029	-	-	-	-	-	-	28,583	3.4%
Alexandria	3,467	-	23,179	1,940	-	-	-	-	28,586	3.4%
Prince William	3,875	-	5,595	-	-	-	-	10,806	20,276	2.4%
Fauquier	-	-	-	-	2,764			-	2,764	0.3%
Other VA	618	307	-	-	405	-	-	72	1,402	0.2%
Other USA	-	-	-	-	-	-	-	-	-	0.0%
Total	$183,564	$165,265	$134,342	$126,087	$101,970	$9,982	$1,154	$111,033	$833,397	100.0%
% of Total	22.1%	19.9%	16.1%	15.1%	12.2%	1.2%	0.1%	13.3%	100.0%	
Renovation	$ 81,238	$ 35,457	$ 39,980	$ 118,947	$ 36,226	$ 7,000	$ -	$ 82,978	$ 401,826	48.2%
Ground-Up	$ 102,326	$ 129,808	$ 94,362	$ 7,140	$ 65,744	$ 2,982	$ 1,154	$ 28,055	$ 431,571	51.8%

- Focus in core sub-markets: Washington, DC, Montgomery County, Fairfax County
- Recognized expertise in Single Family and Condo construction lending
- Portfolio is diversified among collateral types

NOTE: Data as of September 30, 2017

39

Conservative Securities Portfolio

(Dollar Values in Thousands)

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	September 30, 2017				
US Government Agency Securities	$179,100	$342	$1,524	$177,918	32.1%
Mortgage Backed Securites - GSEs	303,822	374	2,670	301,526	54.6%
Municipal Bonds	61,593	1,673	119	63,147	11.0%
Corporate Bonds	13,011	206	-	13,217	2.3%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$557,744	$2,595	$4,313	$556,026	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	December 31, 2016				
US Government Agency Securities	$107,425	$519	$1,802	$106,142	19.8%
Mortgage Backed Securites - GSEs	329,606	324	3,691	326,239	60.9%
Municipal Bonds	94,607	1,723	400	95,930	17.5%
Corporate Bonds	9,508	82	11	9,579	1.8%
Other Equity Investments	218	-	-	218	0.0%
Total Securities	$ 541,364	$ 2,648	$ 5,904	$ 538,108	100.0%

Security Type	Amortized Cost	Gross Unrealized Gain	Gross Unrealized Losses	Estimated Fair Value	Amrt. Cost % of Total Securities
	September 30, 2016				
US Government Agency Securities	$55,862	$638	$136	$56,364	13.2%
Mortgage Backed Securites - GSEs	264,101	2,284	350	266,035	62.4%
Municipal Bonds	94,923	4,954	-	99,877	22.4%
Corporate Bonds	8,009	68	23	8,054	1.9%
Other Equity Investments	310	28	-	338	0.1%
Total Securities	$423,205	$7,972	$509	$430,668	100.0%

- Portfolio has $1.7 million of net unrealized losses at September 30, 2017
- No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs
- Average life of portfolio is 3.5 years
- Excludes Federal Reserve and Federal Home Loan Bank stock

40

▪ Designated as a “Challenger” Bank 2015 & 2016 ▪ Honor Roll of Community Banks 2010 - 2016 Nationally Recognized Financial Performance ▪ Community Bankers Cup Award 2012 - 2016 ▪ Ronald D. Paul named East Coast Region Community Banker of the Year 2014 Independent Community Bankers of America 41 ▪ “Top Investment Idea” Recommendation 2012 ▪ “Sm - All Stars” Designation 2011, 2013, 2014, 2015, 2016 & 2017

Highly Regarded by Bank Rating Firms FIRM BANK RATING 300/300 Green - *** B AUER F INANCIAL , I NC A - 42

Experienced Management Team 43 R onald D. Paul, Chairman, President and CEO Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief E xec utive Officer since the organization of the Company. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Pau l is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and man age ment for office and multi - family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 19 97, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Board of the Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named “Washingtonian of the Year ” b y Washingtonian magazine and in 2009 was named the “Greater Washington Entrepreneur of the Year” by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named “Community Banker of the Year” by the American Banker magazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America. Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc. Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms . Riel has been with the bank for 16 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry. Charles D. Levingston, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Levingston, Executive Vice President and Chief Financial Officer of the Bank and Company as of April 2017, most recently served as Executive Vice President of Finance at the Bank. Mr . Levingston, a CPA, served in various financial and senior management roles at the bank prior to his current role. Mr. Levingston joined the bank in January 2012, and previously worked at the Federal Reserve Bank s o f Atlanta and Philadelphia as a commissioned Bank Examiner, and at PriceWaterhouseCoopers as a Manager in the Advisory practice. He has over 16 years of experience in the banking industry.

Experienced Management Team

Janice L. Williams, EVP, Chief Credit Officer

Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Credit Officer and Chief Credit Officer for the past 11 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank, and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland.

Laurence E. Bensignor, EVP & General Counsel, Eagle Bancorp, Inc. and EagleBank

Mr. Bensignor joined the bank after 29 years in the legal and real estate industries in the Washington, DC area. For ten years, Mr. Bensignor served as Trustee of the Van Metre Family Trusts, the controlling owner of a private, multifaceted real estate organization. Previously, he was a partner and chaired the real estate practice group in the Washington, DC office of the national law firm of Arter & Hadden and formerly was a partner in the Washington, DC law firm of Melrod, Redman & Gartlan. Mr. Bensignor is a Fellow of the American College of Real Estate Lawyers.

Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer

Mr. Marquez, Executive Vice President, joined EagleBank in 2011 as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Real Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New York and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washington, DC metropolitan area.

Lindsey S. Rheaume, EVP, Chief C&I Lending Officer

Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 25 years of commercial lending, credit risk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, responsible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $500MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank—which was acquired by United Bank in 2014—where he managed the bank's entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America.

44

Historical Balance Sheet

(Dollar Values in Thousands)	2012Y	2013Y	2014Y	2015Y	2016Y	5 Year Compound Growth Rate	2017YTD
Assets							
Cash and Equivalents	$339,334	$306,960	$256,025	$298,363	$368,163	9.6%	$448,950
Securities Available for Sale	310,514	389,405	404,903	504,772	559,708	11.5%	587,006
Total Cash and Securities	649,848	696,365	660,928	803,135	927,871	10.8%	1,035,956
Gross Loans HFI	2,493,095	2,945,158	4,312,399	4,998,368	5,677,893	22.5%	6,084,204
Loan Loss Reserves	37,492	40,921	46,075	52,687	59,074	14.8%	62,967
Loans Held for Sale	226,923	42,030	44,317	47,492	51,629	(21.8%)	25,980
Total Net Loans	2,682,526	2,946,267	4,310,641	4,993,173	5,670,448	20.8%	6,047,217
Real Estate Owned	5,299	9,225	13,224	5,852	2,694	(3.5%)	1,394
Total Intangibles	3,642	3,276	109,626	108,155	106,947	93.3%	106,753
Total Servicing Rights	143	234	282	387	472	21.4%	397
Other Assets	67,983	116,136	153,179	164,875	181,664	23.2%	201,939
Total Assets	$3,409,441	$3,771,503	$5,247,880	$6,075,577	$6,890,096	19.5%	$7,393,656
Liabilities							
Deposits	$2,897,222	$3,225,414	$4,310,768	$5,158,444	$5,716,114	19.0%	$5,913,952
FHLB Borrowings	30,000	30,000	140,000	0	0	(100.0%)	200,000
Repurchase Agreements	101,338	80,471	61,120	72,356	68,876	(7.8%)	73,569
Subordinated Debt	9,300	9,300	79,300	68,928	216,514	87.7%	216,807
Other Liabilities	21,605	32,455	35,933	37,248	45,793	18.3%	55,346
Total Liabilities	3,059,465	3,377,640	4,627,121	5,336,976	6,047,297	18.7%	6,459,674
Equity							
Preferred Equity	56,600	56,600	71,900	0	0	(100.0%)	0
Common Equity	287,911	340,582	546,212	738,410	845,180	32.7%	934,931
Net Unrealized Gain (Loss)	5,465	(3,319)	2,647	191	(2,381)	(186.6%)	(949)
Total Stockholders Equity	349,976	393,863	620,759	738,601	842,799	25.9%	933,982
Total Liabilities and Equity	$3,409,441	$3,771,503	$5,247,880	$6,075,577	$6,890,096	19.5%	$7,393,656
Balance Sheet Analysis (%)							
Total Gross Loans/ Total Assets	73.12	78.09	82.17	82.27	82.41		82.29
Loans/ Deposits	86.05	91.31	100.04	96.90	99.33		102.88
Reserves/ Loans	1.50	1.39	1.07	1.05	1.04		1.03
Annualized Growth Rates (%)							
Asset Growth Rate	20.42	10.62	39.15	15.77	13.41		9.72
Gross Loans HFI	21.24	18.13	46.42	15.91	13.59		9.52
Deposit Growth Rate	21.12	11.33	33.65	19.66	10.81		4.60

45

Historical Income Statement

(Dollar Values in Thousands, except per share data)

	2012Y	2013Y	2014Y	2015Y	2016Y	5 Year Compound Growth Rate	2017YTD
Total Interest Income	$ 141,943	$ 157,294	$ 191,573	$ 253,180	$ 285,805	19.1%	$ 237,508
Total Interest Expense	14,414	12,504	13,095	19,238	27,641	6.6%	28,980
Net Interest Income	127,529	144,790	178,478	233,942	258,164	21.1%	208,528
Loan Loss Provision	16,190	9,602	10,879	14,638	11,331	0.6%	4,884
Service Charges on Deposits	3,937	4,607	4,906	5,397	5,821	11.9%	4,641
Gain/Loss on Sale of Loans	13,942	14,578	6,886	11,973	11,563	13.8%	6,740
Gain/Loss on Sale of Securities	690	19	22	2,254	1,194	(3.7%)	542
Loss on early extinguishment of debt	(529)	-	-	(1,130)	-	100.0%	-
BOLI Revenue	392	720	1,283	1,589	1,554	31.1%	1,108
Other Noninterest Income	2,932	4,792	5,248	6,545	7,152	25.7%	6,846
Total Noninterest Income	21,364	24,716	18,345	26,628	27,284	15.1%	19,877
Salaries and Employee Benefits	43,684	47,481	57,268	61,749	67,010	14.2%	50,451
Premises and Equipment Expenses	10,218	11,923	13,317	16,026	15,118	12.5%	11,613
Marketing and Advertising	1,759	1,686	1,999	2,748	3,495	16.5%	2,873
Data Processing	4,415	5,903	6,163	7,533	7,747	16.9%	6,057
Legal, Accounting and Professional Fees	4,253	2,969	3,439	3,729	3,673	(1.6%)	3,539
FDIC Insurance	2,089	2,263	2,333	3,154	2,718	4.4%	2,063
Merger Expenses	-	-	4,699	141	-	100.0%	-
Other Noninterest Expenses	10,113	12,354	10,510	15,636	15,254	11.0%	12,153
Total Noninterest Expense	76,531	84,579	99,728	110,716	115,015	12.7%	88,749
Net Income Before taxes	56,172	75,325	86,216	135,216	159,102	33.0%	134,772
Income taxes	20,883	28,318	31,958	51,049	61,395	34.9%	50,109
Net Income	35,289	47,007	54,258	84,167	97,707	31.8%	84,663
Preferred Dividends	566	566	614	601	-	(100.0%)	-
Net Income Available to Common	$ 34,723	$ 46,441	$ 53,644	$ 83,566	$ 97,707	33.5%	$ 84,663
Earnings per Share - Diluted	$ 1.46	$ 1.76	$ 2.08	$ 2.50	$ 2.86		$ 2.47

Virginia Heritage Bank acquisition closed on October 31, 2014.
Data for 2014 is shown on an operating basis, net of merger related expenses; Please refer to the Non-GAAP reconciliation and footnotes in the appendices on pages 32 - 34.

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